Note 25. Subsequent Events (Notes)	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events Disclosure [Text Block]
SUBSEQUENT EVENTS
Acquisition of First Wind
On January 29, 2015, we and TerraForm First Wind ACQ, LLC, a subsidiary of TerraForm Power Operating, LLC (“TerraForm Operating”), as assignee of Terra LLC under the Purchase Agreement (as defined below), completed the previously announced acquisition of First Wind Holdings, LLC (“Parent,” together with its subsidiaries, “First Wind”), pursuant to a purchase and sale agreement, dated as of November 17, 2014, as amended by the First Amendment to the Purchase and Sale Agreement, dated as of January 28, 2015 (together, the “Purchase Agreement”), among SunEdison, TerraForm Power, Terra LLC, First Wind, the members of First Wind and certain other persons party thereto (the “Acquisition”). In the Acquisition, TerraForm First Wind ACQ, LLC purchased from First Wind certain solar and wind operating projects representing 521 MW of operating power assets (including 500 MW of wind and 21 MW of solar power assets), and SunEdison purchased all of the equity interests of Parent and all of the outstanding equity interests in certain subsidiaries of Parent that own, directly or indirectly, wind and solar operating and development projects representing 1.6 GW of pipeline and backlog and development opportunities representing more than 6.4 GW of wind and solar projects.
Pursuant to the terms of the Purchase Agreement, SunEdison and TerraForm Operating paid a total consideration of total consideration of $2.4 billion, which was comprised, in part, of an upfront payment of $1.0 billion, including the assumption of $361.0 million of debt at closing, and an expected $510.0 million of earnout payments over two-and-a-half years upon full notice to proceed with respect to solar earnout projects and substantial completion with respect to wind earnout projects, subject to certain adjustments as set forth in the Purchase Agreement.
SunEdison’s portion of the total consideration is $1.5 billion, comprised of the upfront payment of $1.0 billion and the expected earn-out payments. The earn-out payments will be payable by SunEdison subject to completion of certain projects in First Wind’s backlog. TerraForm First Wind ACQ, LLC acquired First Wind’s operating portfolio for an enterprise value of $862.0 million.
SSL Secondary Equity Offering
On January 20, 2015, an underwritten secondary offering of 17,250,000 ordinary shares of SSL was closed at a price of $15.19 per share. We sold 12,951,347 of SSL’s ordinary shares held by us in the offering. We used the net proceeds from this offering of $188.0 million to fund a portion of the consideration for the acquisition of First Wind. As a result of the offering, we expect to deconsolidate SSL from our financial statements and report our remaining ownership interest in SSL under the equity method.
TerraForm Follow-on Equity Offering
On January 22, 2015, TerraForm completed a follow-on offering of 13,800,000 shares of its Class A common stock at a price to the public of $29.33 per share for total estimated proceeds of $390.6 million. TerraForm used the net proceeds from the offering to fund a portion of the acquisition of certain power generation assets from First Wind.